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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" in the Prospectus which forms a part of the Registration Statement on Form S-3
(No. 333-51790) of Genzyme Corporation and to the incorporation by reference therein of our report dated January 31, 2001, with respect to the financial statements of Wyntek Diagnostics, Inc. for the years ended December 31, 2000 and 1999.

/s/ McKay, Carne, Buniva & Lazarus LLP

San Diego, California
May 23, 2001